                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K


                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  August 30, 1996
                                                   (August 22, 1996)
                                                   -----------------------------


                         NEXTEL COMMUNICATIONS, INC.
           (Exact name of registrant as specified in its charter)



            DELAWARE                     0-19656                36-3939651
 (State or other jurisdiction of     (Commission File        (I.R.S. Employer
         incorporation)                  Number)            Identification No.)


   1505 FARM CREDIT DRIVE, SUITE 100, MCLEAN, VIRGINIA             22102
         (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:      (703) 394-3000
                                                   -----------------------------



- --------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

         Nextel Communications, Inc. ("Nextel"), has reached an agreement dated August 16, 1996 with Chase Securities Inc., Morgan Guaranty Trust Company of New York, J.P. Morgan Securities Inc., The Toronto - Dominion Bank and Toronto
- - Dominion Securities (USA), Inc. to arrange a credit facility, on the terms described in the commitment letter (and attached term sheet) attached hereto as
Exhibit 99.1, which information is incorporated herein by reference. There can be no assurance that Nextel will be able to reach binding agreements with all necessary parties to allow such financing to be put in place, or, if such agreements are reached, that the terms of such financing will be as contemplated in Exhibit 99.1.





ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                 (A)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.
                          Not applicable.

                 (B)      PRO FORMA FINANCIAL INFORMATION.
                          Not applicable.

                 (C)      EXHIBITS.

                 Exhibit No.      Exhibit Description

                 99.1 Commitment Letter dated August 16, 1996 between Nextel, Chase Securities Inc., Morgan Guaranty Trust Company of New York, J.P. Morgan Securities Inc., The Toronto - Dominion Bank and Toronto - Dominion Securities (USA), Inc. (and attached term sheet).
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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          NEXTEL COMMUNICATIONS, INC.



Date:    August 30, 1996                    By: /s/ Thomas J. Sidman
                                              ----------------------------------
                                              Thomas J. Sidman
                                              Vice President and General Counsel

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                                 EXHIBIT INDEX

Exhibit No.                       Exhibit Description
- -----------                       -------------------
99.1                              Commitment Letter dated August 16, 1996 between Nextel, Chase Securities Inc., Morgan
                                  Guaranty Trust Company of New York, J.P. Morgan Securities Inc., The Toronto -
                                  Dominion Bank  and Toronto - Dominion Securities (USA), Inc. (and attached term sheet).
